UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

 December 7, 2012 (December 6, 2012)

KEATING CAPITAL, INC.
(Exact name of registrant as specified in its charter)

Maryland	000-53504	26-2582882
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5251 DTC Parkway, Suite 1100 Greenwood Village, CO 80111
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:  (720) 889-0139

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

On December 6, 2012, the Board of Directors of Keating Capital, Inc. declared a cash distribution of $0.03 per share.  The distribution is payable on December 26, 2012, to stockholders of record as of December 14, 2012 (the “Record Date”).  The aggregate cash distribution of $282,203 will be payable on all shares of the Company’s common stock outstanding as of the Record Date and represents a distribution of the Company’s net realized capital gains for 2012.

A copy of the Company’s press release issued December 6, 2012, is attached as Exhibit 99.1 and is incorporated herein by this reference.

Item 9.01     Financial Statements and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Not applicable.

(d)  Exhibits.

Exhibit No.                             Description

                          99.1                                    Press Release dated December 6, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 7, 2012	KEATING CAPITAL, INC.

		By:	/s/ Timothy J. Keating
Timothy J. Keating
President and Chief Executive Officer

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